UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

BTC DIGITAL LTD.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16

UNDER THE SECURITIES EXCHANGE ACT OF 1934

For the month of July 2025

Commission File Number: 001-39258

BTC Digital Ltd.

61 Robinson Road Level 6 & 7

#738, Singapore 068893

(Address of principal executive office)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F:

Form 20-F ☒      Form 40-F ☐

On July 21, 2025, BTC Digital Ltd. (the “Company”) issued a press release announcing that its previously announced extraordinary general meeting (the “Meeting”), originally scheduled for Monday, July 21, 2025, at 9:30 a.m. Eastern Time, has been adjourned to Monday, August 4, 2025, at 9:30 a.m. Eastern Time. There is no change to the physical location, the record date, the purpose, or any of the proposals to be acted upon at the Meeting. The Meeting was adjourned because a quorum of the holders of the Company’s ordinary shares, par value $0.06 per share, was not present in person or by proxy to transact business at the Meeting.

In the press release, the Company and its Board of Directors urged shareholders to vote their shares FOR the extremely important proposals identified in the Company’s proxy statement for the Meeting, emphasizing the importance of having such votes tabulated in advance of the adjourned Meeting.

A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference. The press release is qualified in its entirety by reference to the full text of such exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BTC Digital Ltd.

Date: July 21, 2025	By:	/s/ Siguang Peng
	Name:	Siguang Peng
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release

Exhibit 99.1

BTC Digital Ltd. Adjourned Extraordinary General Meeting to August 4, 2025

SINGAPORE, July 21, 2025 – BTC Digital Ltd. (Nasdaq: BTCT) (the “Company”) announced today that its previously announced extraordinary general meeting (the “Meeting”), originally scheduled for Monday, July 21, 2025, at 9:30 a.m. Eastern Time, has been adjourned to Monday, August 4, 2025, at 9:30 a.m. Eastern Time. There is no change to the physical location, the record date, the purpose, or any of the proposals to be acted upon at the Meeting.

The Meeting was convened on Monday, July 21, 2025, at 9:30 a.m. Eastern Time. The Meeting was adjourned because a quorum of the holders of the Company’s ordinary shares, par value $0.06 per share, was not present in person or by proxy to transact business at the Meeting. The Chairman adjourned the Meeting to August 4, 2025, at 9:30 a.m. Eastern Time, pursuant to Article 64 of the Company’s Memorandum and Articles of Association currently in effect (the “Adjournment”). As a result of the Adjournment, the Meeting will now be held at 9:30 a.m. Eastern Time, on August 4, 2025. The Meeting will still be held at 61 Robinson Road, Level 6 & 7, #738, Singapore 068893.

The Company’s Board of Directors unanimously recommends that you vote FOR the extremely important proposals identified in the Company’s proxy statement for the Meeting. Shareholders who have already cast their votes do not need to take any action, unless they wish to change or revoke their prior proxy or voting instructions, and their votes will be counted at the adjourned Meeting. For shareholders who have not yet cast their votes, the Company urges them to vote their shares now, so they can be tabulated prior to the adjourned Meeting, and the Company can avoid additional solicitation and adjournment expenses.

The Company has engaged Advantage Proxy, Inc. to solicit proxies from shareholders during the period prior to the adjourned Meeting. Only holders of record of ordinary shares as of the close of business on June 27, 2025, are entitled to vote at the adjourned Meeting or any adjournment thereof.

If any shareholders have questions or need assistance in connection with the adjourned Meeting, please contact the Company’s proxy solicitor, Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909, Toll-Free: (877) 870-8565, Collect: (206) 870-8565, Email: ksmith@advantageproxy.com.

About the Company

BTC Digital Ltd.is a blockchain technology company, with a long-term strategy to create value across the metaverse, blockchain and cryptocurrency mining industry. The Company is committed to developing blockchain related businesses in North America, including cryptocurrency mining, mining farm construction, mining pool and data center operation, and miner accessories business.

For more information, please visit: https://btct.investorroom.com/

Participants in the Solicitation

The Company, its directors and certain of its respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Meeting. We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (the “proxy solicitor”) to assist in the solicitation of proxies for the extraordinary general meeting. We have agreed to pay the proxy solicitor a fee of $11,500, plus associated disbursements. We will also reimburse the proxy solicitor for reasonable out-of-pocket expenses and will indemnify the proxy solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Additional Information and Where to Find It

On June 27, 2025, the Company filed the Definitive Proxy Statement with the SEC in connection with the Meeting. To the extent information in this notice updates or conflicts with information contained in the Definitive Proxy Statement, the information in this notice is the more current information. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to the Company’s proxy solicitor, Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909, Toll-Free: (877) 870-8565, Collect: (206) 870-8565, Email: ksmith@advantageproxy.com.

Cautionary Statement Regarding Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. These statements are based on current expectations on the date of this communication and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.